Exhibit 99.3


                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY

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                                      :
IN RE: DIGEX, INC.                    :        CONSOLIDATED
SHAREHOLDERS LITIGATION               :       CIVIL ACTION NO. 18336 NC
                                      :
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                                SCHEDULING ORDER

     The parties to the actions consolidated under the above caption (the "Action") having applied pursuant to Chancery Court Rules 23(e) and 23.1 for an Order to approve the proposed settlement of the Action in accordance with the Stipulation of Settlement entered into by the parties, dated as of March 2, 2001 (the "Stipulation"), and for the dismissal of the Action and all actions consolidated thereunder with prejudice upon the terms and conditions set forth in the Stipulation (the "Settlement"), and the Stipulation contemplating certification by this Court (the "Court") of a class in the Action, solely for purposes of settlement, and the Court having read and considered the Stipulation and accompanying documents, and all parties having consented to the entry of this Order,

     NOW, this 5th day of March, 2001, upon application of plaintiffs and defendants, IT IS HEREBY ORDERED as follows:

     1. The Court adopts and incorporates the definitions in the Stipulation for purposes of this Order.

     2. Solely for purposes of the Settlement, (a) the Action preliminarily shall be maintained as a class action pursuant to Chancery Court Rules 23(a),
(b)(1) and (b)(2) (with no opt-out rights) on behalf of a class consisting of all record and beneficial owners of Digex Class A common stock (other than the defendants in the Action and their affiliates) at any time during the period from and including



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August 31, 2000 through and including the Effective Date of the Merger pursuant to the Merger Agreement, including their respective successors in interest, assignees or transferees, immediate and remote (the "Class"), (b) TCW Technology Limited Partnership, TCW Small Capitalization Growth Stocks Limited Partnership, TCW Asset Management Company, and Kansas Public Employees Retirement System are preliminarily certified as representatives of the Class (the "Lead Plaintiffs"),
(c) it is preliminarily found that the Lead Plaintiffs are adequately represented by counsel and that the Lead Plaintiffs will fairly and adequately protect the interests of the Class, and (d) the Lead Plaintiffs' counsel, the law firm of Grant & Eisenhofer, P.A., is preliminarily certified as lead counsel for the Class ("Lead Counsel").

     3. The Court has found temporarily that (a) the Class is so numerous that joinder of all members is impracticable, (b) there are questions of law or fact common to the Class, (c) the claims of the Lead Plaintiffs are typical of the claims or defenses of the Class, (d) the Lead Plaintiffs and Lead Counsel will fairly and adequately protect the interests of the Class, and (e) the Class meets the further requirements of Chancery Court Rules 23(b)(1) and (b)(2).

     4. A hearing shall be held on April 6, 2001, at 2:00 p.m. in the Court of Chancery, 1020 North King Street, Wilmington, Delaware (the "Settlement Hearing") to determine the substantive and procedural fairness, reasonableness and adequacy of the Stipulation and the Settlement to Digex and the Class, whether the Stipulation and the Settlement should be finally approved by the Court and judgment entered thereon, and to hear and determine any objections to the Settlement. At or before the Settlement Hearing, Plaintiffs' counsel may file an application for an award of attorneys' fees and expenses as set forth in Paragraph 14 of the Stipulation, which application shall be heard by the Court at the Settlement Hearing or at such time thereafter as the Court in its discretion deems appropriate.



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     5. The Court reserves the right to adjourn the Settlement Hearing, including consideration of the application for attorneys' fees and costs, without further notice other than by announcement at the Settlement Hearing or any adjournment thereof.

     6. The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modifications as may be consented to by all the parties to the Stipulation and without further notice to the Class.

     7. The Court approves, in form and content, the Notice of Pendency of Class and Derivative Action, Proposed Settlement, and Settlement Hearing (the "Notice") filed by the parties with the Stipulation, and finds that the giving of notice substantially in the manner set forth herein meets the requirements of Chancery Court Rules 23 and 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons entitled thereto.

     8. Within two (2) business days of the date of this Order, Digex shall cause copies of the Notice to be mailed in the name of the Register in Chancery by first class mail, postage prepaid, to all persons and entities appearing on its stock transfer records as record holders of shares of Digex Class A common stock (other than the defendants in the Action and their affiliates) at any time during the period from and including August 31, 2000 through and including the last business day before the date of this Order. Digex shall make reasonable efforts to provide the Notice to beneficial owners by making additional copies of the Notice available to any present or former record holder who, prior to the Settlement Hearing, requests them for distribution to beneficial owners. In addition, within five (5) days of the date of this Order, Digex shall cause to be posted and published a Summary Notice, in the form attached to the Stipulation as Exhibit G, as follows: (i) posted until April 6, 2001 on the


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Digex corporate web site; (ii) posted once on the internet, via PR Newswire or a comparable service; and (iii) published once in a nationally recognized business publication. The costs of providing such Notice and Summary Notice shall be borne by Digex, subject to the provision for reimbursement of such costs as set forth in the Stipulation.

     9. Digex shall, prior to the Settlement Hearing directed herein, file with the Court proof of mailing of the Notice and proof of posting and publication of the Summary Notice in accordance with the terms of this Order.

     10. Any member of the Class who objects to the Stipulation, the Settlement, the class action determination, the Order and Final Judgment to be entered herein, and/or the application for attorneys' fees and expenses, or who otherwise wishes to be heard, may appear in person or by his attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than plaintiffs, Lead Counsel, defendants and counsel for defendants in the Action shall be heard, and no papers, briefs, pleadings or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), unless no later than March 27, 2001, a date ten (10) days prior to the Settlement Hearing directed herein, (a) written notice of the intention to appear, (b) a detailed statement of such person's objections to any matter before the Court; and (c) the grounds therefor or the reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires the Court to consider, shall be filed by such person with the Register in Chancery and, on or before such filing, shall be served by hand or overnight mail on the following counsel of record:

                  Counsel for Plaintiffs:            Stuart M. Grant, Esq.


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                                                 Grant & Eisenhofer, P.A.
                                                 1220 North Market Street
                                                 Suite 500
                                                 Wilmington, Delaware 19801

                  Delaware Counsel               William O. LaMotte, III, Esq.
                  for Digex:                     Morris Nichols Arsht & Tunnell
                                                 1201 N. Market Street
                                                 Wilmington, Delaware 19801

                  Counsel for Intermedia         Steven J. Rothschild, Esq.
                  and the Individual             Skadden, Arps, Slate, Meagher
                  Defendants:                    & Flom LLP
                                                 One Rodney Square
                                                 Wilmington, Delaware 19899

                  Delaware Counsel               Henry E. Gallagher, Jr., Esq.
                  for WorldCom:                  Connolly Bove Lodge & Hutz LLP
                                                 1220 North Market Street
                                                 Wilmington, Delaware 19801

                  Delaware Counsel               Kevin G. Abrams, Esq.
                  for the Special Committee:     Richards, Layton & Finger
                                                 One Rodney Square
                                                 10th & King Streets
                                                 Wilmington, Delaware 19899

     11. Any person who fails to object in the manner prescribed above shall be deemed to have waived such objection and shall be forever barred from raising such objection in the Action or any other action or proceeding.

     12. All discovery and all other pretrial proceedings in the Action, other than those incident to the Settlement itself, are stayed and suspended until further order of this Court.

     13. Pending final determination of whether the Settlement provided for in the Stipulation should be approved, Plaintiffs, Digex, and all members of the Class, or any of them, are barred and enjoined from commencing, prosecuting, instigating, continuing, or in any way participating in the commencement or prosecution of, any action asserting any Settled Claims, either directly, representa-



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tively, derivatively or in any other capacity against any Released Persons or challenging the Settlement (other than in this Action in accordance with the procedures established by the Court).

     14. If the Settlement provided for in the Stipulation is approved by the Court following the Settlement Hearing, an Order and Final Judgment shall be entered as described in the Stipulation.

     15. If the Stipulation is not approved by the Court or is terminated or shall not become effective for any reason whatever, the Action shall proceed, completely without prejudice to any party as to any matter of law or fact, as if the Stipulation had not been made and had not been submitted to the Court, and neither the Stipulation nor any provision contained in the Stipulation nor any action undertaken pursuant thereto nor the negotiation thereof by any party shall be deemed an admission or offered or received in evidence at any proceeding in the Action or any other action or proceeding.

                              /s/ William B. Chandler
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                              Chancellor









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